SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2007

SIGMA-ALDRICH CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-8135	43-1050617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3050 Spruce Street

St. Louis, Missouri 63103

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 771-5765

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 6, 2007, Sigma-Aldrich issued a press release announcing that Dr. Nina Fedoroff had resigned as a Director of the Company. The resignation was effective on August 6, 2007, as a result of Dr. Fedoroff’s appointment to the position of Science and Technology Adviser to the U.S. Secretary of State. In order to accept the appointment, Dr. Fedoroff was required to resign her Director role with Sigma-Aldrich Corporation. Dr. Fedoroff was serving on the Company’s Corporate Governance Committee of the Board of Directors. Dr. Fedoroff’s letter of resignation to the Company is furnished as Exhibit 17.1. The press release is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

17.1	Letter of Resignation to the Company from Dr. Nina Fedoroff dated August 6, 2007.

99.1	Press Release issued August 6, 2007—SIGMA-ALDRICH BOARD MEMBER NINA FEDOROFF RESIGNS TO BECOME SCIENCE AND TECHNOLOGY ADVISER TO U.S. SECRETARY OF STATE.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 9, 2007

SIGMA-ALDRICH CORPORATION

By:	/s/ Karen Miller
Karen Miller, Corporate Controller

3

EXHIBIT INDEX

Exhibit Number	Description

17.1	Letter of Resignation to the Company from Dr. Nina Fedoroff dated August 6, 2007.

99.1	Press Release issued August 6, 2007—SIGMA-ALDRICH BOARD MEMBER NINA FEDOROFF RESIGNS TO BECOME SCIENCE AND TECHNOLOGY ADVISER TO U.S. SECRETARY OF STATE.

4